ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments

March 31, 2022 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 99.6%

Equity Fund – 99.6%
Invesco S&P 500 Equal Weight ETF(a)	330,725	$52,158,640
Invesco S&P 500 Pure Value ETF(a)	615,794	52,742,756

Total Exchange Traded Funds
(Cost $102,976,775)		104,901,396

MONEY MARKET FUNDS – 3.7%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.23%(b)(c)	1,670,000	1,670,000
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.17%(b)	470,650	470,650
Goldman Sachs Financial Square Government Fund - Institutional Shares, Institutional Class, 0.24%(b)(c)	1,800,000	1,800,000

Total Money Market Funds
(Cost $3,940,650)		3,940,650

REPURCHASE AGREEMENTS – 20.7%(c)
BofA Securities, Inc., dated 03/31/22, due 04/01/22, 0.30%, total to be received $5,875,279, (collateralized by various U.S. Government Agency Obligations, 2.00%-4.00%, 02/01/36-03/01/52, totaling $5,992,735)	$5,875,230	5,875,230
Citigroup Global Markets, Inc., dated 03/31/22, due 04/01/22, 0.31%, total to be received $4,146,992, (collateralized by various U.S. Government Agency Obligations, 2.00%-10.00%, 06/15/22-01/20/52, totaling $4,229,895)	4,146,956	4,146,956
Daiwa Capital Markets America, dated 03/31/22, due 04/01/22, 0.30%, total to be received $5,875,279, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 04/05/22-04/01/52, totaling $5,992,735)	5,875,230	5,875,230
RBC Dominion Securities, Inc., dated 03/31/22, due 04/01/22, 0.30%, total to be received $5,875,279, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.50%, 04/26/22-03/20/52, totaling $5,992,735)	5,875,230	5,875,230

Total Repurchase Agreements
(Cost $21,772,646)		21,772,646

Total Investments – 124.0%
(Cost $128,690,071)		130,614,692
Liabilities in Excess of Other Assets – (24.0%)		(25,316,616)
Net Assets – 100.0%		$105,298,076

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $24,373,862; the aggregate market value of the collateral held by the fund is $25,242,646.
(b)	Rate shown reflects the 7-day yield as of March 31, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$104,901,396	$–	$–	$104,901,396
Money Market Funds	3,940,650	–	–	3,940,650
Repurchase Agreements	–	21,772,646	–	21,772,646
Total	$108,842,046	$21,772,646	$–	$130,614,692

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Equity Fund	99.6%
Money Market Funds	3.7
Repurchase Agreements	20.7
Total Investments	124.0
Liabilities in Excess of Other Assets	(24.0)
Net Assets	100.0%